SECURITIES AND EXCHANGE COMMISSION
                                        Washington, D.C. 20549


                                               FORM 8-K


                                            CURRENT REPORT
                                 PURSUANT TO SECTION 13 OR 15(d) OF
                                 THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported)    March 17, 2004



                                      THE BOMBAY COMPANY, INC.
                        (Exact name of registrant as specified in its charter)






                                            Delaware
                          (State or other jurisdiction of incorporation)


                     1-7832                             75-1475223
            (Commission File Number)       (I.R.S. Employer Identification No.)



         550 Bailey Avenue, Fort Worth, Texas                           76107
        (Address of principal executive offices)                     (Zip code)


                                         (817) 347-8200
                  Registrant's telephone number, including area code



               (Former name or former address, if changed since last report.)





Item 7.  Financial Statements and Exhibits

   (c)  Exhibits

   Exhibit No.                       Description

     1                Press   release  dated  March  17,  2004  containing  the
                      financial results for the fourth quarter and fiscal year ended January 31, 2004.


Item 12.  Results of Operations and Financial Condition

   On March 17, 2004, The Bombay Company, Inc. (the "Company") issued a press release reporting its financial results for the fourth quarter and fiscal year ended January 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.





                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE BOMBAY COMPANY, INC.
                                        (Registrant)





                                        /s/ ELAINE D. CROWLEY
                                        ____________________
                                        Elaine D. Crowley
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer


Date: March 17, 2004